STOCKHOLDER'S EQUITY	12 Months Ended
Dec. 26, 2014
Equity [Abstract]
STOCKHOLDERS' EQUITY

Common Stock

In connection with the Merger (as defined in Note 3. Transactions), each share of common stock of Interline was canceled on September 7, 2012, and converted automatically into a right to receive $25.50 in cash, without interest. As a result of the Merger, Interline's common stock became privately-held.

Employee Stock Purchase Plan

On September 7, 2012, the Company's Board of Directors (the "Board") adopted the Interline Brands, Inc. Employee Stock Purchase Plan (the "ESPP Plan"), pursuant to which certain employees of the Company, including the Company’s named executive officers, were given the opportunity to acquire shares of common stock of the Company at the closing of the Merger at the same price as paid by the GSCP and P2 Parties in the Merger. Up to 50,000 shares of common stock were available under the ESPP Plan. The Plan terminated on December 31, 2012. During the period from September 8, 2012 through December 28, 2012, employees purchased 31,819 shares under this plan at a price of $255.00 per share.

Purchases of Equity Securities by the Issuer

Purchases of equity securities by the Company during fiscal year ended December 26, 2014 represent shares tendered in satisfaction of the exercise price and tax withholding obligations related to the non-cash exercise of stock options during the period. There were no share repurchases during fiscal years 2013 or 2012.

Other Comprehensive Income

Comprehensive income refers to net income plus revenues, expenses, gains and losses that are recorded directly as an adjustment to stockholders' equity, net of tax, including changes in employee benefit plan obligations and foreign currency translation.

Accumulated other comprehensive income is comprised entirely of foreign currency translation adjustments as of December 26, 2014 and December 27, 2013.